*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 12, 2011.

FRONTIER COMMUNICATIONS CORPORATION

FRONTIER COMMUNICATIONS CORPORATION
3 HIGH RIDGE PARK
STAMFORD, CT 06905

Meeting Information

Meeting Type:	Annual Meeting

For holders as of:	March 16, 2011

Date: May 12, 2011	Time: 10:00 AM EDT

Location:	FRONTIER COMMUNICATIONS CORPORATION 3 HIGH RIDGE PARK STAMFORD, CT 06905

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—— Before You Vote ——
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow	XXXX XXXX XXXX	(located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow	XXXX XXXX XXXX	(located on the following page) in the subject
line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2011 to facilitate timely delivery.

—— How To Vote ——
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow	XXXX XXXX XXXX	available and follow the
instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees:

01)	Leroy T. Barnes, Jr.	07)	Howard L. Schrott
02)	Peter C.B. Bynoe	08)	Larraine D. Segil
03)	Jeri B. Finard	09)	Mark Shapiro
04)	Edward Fraioli	10)	Myron A. Wick, III
05)	James S. Kahan	11)	Mary Agnes Wilderotter
06)	Pamela D.A. Reeve

The Board of Directors recommends you vote FOR the following proposal:

2.	To consider and vote upon an advisory proposal on executive compensation.

The Board of Directors recommends that you vote for EVERY YEAR (1 YEAR):

3.	To consider and vote upon an advisory proposal on the frequency of the executive compensation advisory proposal.

The Board of Directors recommends you vote AGAINST the following proposal:

4.	To consider and vote upon a stockholder proposal, if presented at the meeting.

The Board of Directors recommends you vote FOR the following proposal:

5.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2011.

NOTE: The named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

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